Exhibit 99.1 2016 DFAST Annual Stress Test Disclosure For Synchrony Bank, a Wholly-Owned Subsidiary of Synchrony Financial July 7, 2016

2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to General Electric Company (GE) under the tax sharing and separation agreement with GE if we cause the split- off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. Forward-looking statements in this presentation include projections of Synchrony Bank’s results of operations and financial condition, under a hypothetical scenario incorporating a set of assumed economic and financial conditions that are more adverse than Synchrony Bank expects, as prescribed by the Office of the Comptroller of the Currency. The projections do not represent forecasts of expected losses, revenue, net income, risk-weighted assets, capital or capital ratios, but rather reflect possible results under the prescribed hypothetical scenario. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in Synchrony Financial’s public filings, including under the heading “Risk Factors” in Synchrony Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. . Disclaimers

3 Overview • The 2016 Annual Stress Test Disclosure presents the results of the annual stress tests conducted by Synchrony Bank (the “Bank”), a wholly-owned subsidiary of Synchrony Financial, in accordance with the Dodd-Frank Act Company-Run Stress Test requirements for Banking Organizations with Total Consolidated Assets of more than $50 Billion. The stress tests indicate the potential impact on certain financial measures of the Bank over a nine-quarter planning horizon from 1Q 2016 through 1Q 2018 for three macroeconomic scenarios: Supervisory Baseline, Supervisory Adverse, and Supervisory Severely Adverse. • The results for all three scenarios are reported to the Office of the Comptroller of the Currency (“OCC”), and the Bank is also required to publicly disclose a summary of the results for the Supervisory Severely Adverse Scenario. • The results presented are based on capital action assumptions that would be consistent with the Supervisory Severely Adverse Scenario and the Bank’s internal practices: • Dividend payments from the Bank to Synchrony Financial are limited to no more than the prior quarter earnings. As a federal savings association, the Bank is not required to include an average of the prior four quarters of dividends. • No additional capital issuances or redemptions are contemplated. • The results represent hypothetical estimates consistent with the requirements prescribed by the OCC and do not represent the Bank’s forecast of expected losses, revenue, net income, risk-weighted assets, capital or capital ratios. • Note that Bank assets comprise approximately 75% of total Synchrony Financial assets at 4Q 2015 and therefore, these results may not be representative of Synchrony Financial consolidated stress results. • Overall results were reviewed with the Bank’s Capital Management Sub-Committee, Risk Committee, and Board of Directors.

4 Supervisory Severely Adverse Description • The Supervisory Severely Adverse scenario is not a forecast, but rather a hypothetical sequence of events designed to assess the strength of banking organizations and their resilience to a severely adverse economic environment. • The Supervisory Severely Adverse scenario features the following macroeconomic assumptions: • A severe global recession, accompanied by a period of heightened corporate financial stress and negative yields for short-term U.S. Treasury securities; • The unemployment rate increases by 500 bps from its level in 4Q 2015, peaking at 10.0% in the middle of 2017; • A decline in house prices by approximately 24% during the scenario period relative to their level in 4Q 2015; and • A reduction in the level of real GDP by approximately 620 bps from 4Q 2015 to the beginning of 2017, with a recovery beginning thereafter.

5 Risk Coverage Synchrony Bank intends to capture its material risk exposures through its stress testing policies, procedures, and processes. The types of material risk exposures encompassed in this hypothetical exercise include the following: Risks Description Primary Components Credit Risk Loss that arises when an obligor fails to meet contractual terms, including nonpayment of principal, or failure to produce returns as forecasted. • Provision for Loan Losses • Allowance for Loan Losses (“ALLL”) • Pre-Provision Net Revenue (“PPNR”) Market Risk (including interest rate risk) Loss due to changes in interest rates, FX rates, equity prices, and asset and collateral values. • Net Interest Income (“NII”) • Other Comprehensive Income (“OCI”) Operational Risk Loss resulting from inadequate or failed internal processes, people and systems, or from external events, including fraud. • Non-Interest Expense • Operational Risk Loss Liquidity Risk Potential inability to access sufficient funds to meet funding needs and financial obligations. • Liquidity Portfolio • NII Strategic Risk Risk to capital and earnings arising from changes in the business environment or adverse business decisions. • PPNR • Equity

6 Stress Test Methodology: Overview • The Bank considers a broad range of potential stresses to its balance sheet, capital levels, PPNR, and provision for loan losses. • The Bank uses both qualitative and quantitative methods to translate risk measures including proprietary econometric forecasting models coupled with management judgment to estimate the financial impact to PPNR, provision for loan losses and risk-weighted assets (“RWAs”) by product, for the nine-quarter stress test horizon. • PPNR includes net interest income, inclusive of retailer share arrangements (“RSAs”), non-interest income, and non-interest expense. • Provision for loan losses reflects net charge-offs of loans and changes in the ALLL. • Eligible capital, RWAs, and resulting capital ratios reflect a Basel III standardized approach1 applied to balance sheet projections under the macroeconomic conditions of the Supervisory Severely Adverse Scenario. 1 Consistent with the OCC’s capital transition rules

7 Stress Test Methodology: PPNR • Interest income is estimated across the Bank’s lending products, using proprietary econometric forecasting models. These models and other forecasting methodologies estimate the loan receivable balances, interest and fees on loans, investment security balances, interest on investment securities, and RSAs. • RSAs are generally structured to share in the economic performance of retailer partner programs above a negotiated threshold. Estimated payments to partners pursuant to these RSAs generally decrease in a stress environment and therefore mitigate (benefit) the impact on the Bank’s profitability over the projection horizon. • Interest expense is estimated for all deposit and borrowing channels, using internally developed forecasting methodologies to estimate expected funding balances multiplied by projected interest rates. • Non-interest income is generally estimated by forecasting the volume of transactions and the fees or rates associated with that volume. • Non-interest expense is estimated in several components including: • Variable expenses that change with key drivers associated with business activities. • Fixed expenses that reflect the company’s built-in infrastructure costs. • Losses related to operational events that include credit card fraud losses using proprietary econometric forecasting models, and other operational loss events using other forecasting methodologies including scenario analysis.

8 Stress Test Methodology: Provision for Loan Losses • Provision for loan losses is forecasted in two key components: Net Charge- offs of Loans and changes in Allowance for Loan Losses (ALLL). • Net charge-offs are a function of gross charge-offs net of reversals and recoveries. • Gross charge-offs of loans are estimated using proprietary econometric forecasting models that consider the statistical relationship between macroeconomic variables and credit losses for the Bank’s products based on historical experience. • Recovery performance is modeled based on the statistical relationship between macroeconomic variables and historical charge-offs available for collection. • The key macroeconomic variables used are: Unemployment Rate, Gross Domestic Product, Disposable Income, Home Price Index, and US Retail Sales. • Reserves are estimated based on a forward view of net charge-offs impacted by multiple factors using current ALLL reserving practices. • The substantial majority of the reserve build over the planning horizon is estimated to occur over the first 3 quarters of 2016 in anticipation of future net charge-offs as the economy deteriorates.

9 Stress Test Methodology: Risk-Weighted Assets • Under the Supervisory Severely Adverse Scenario, the Bank estimates that business volume would decrease, compared to a base case set of economic conditions as management credit actions take effect and consumers reduce spending under a severe macroeconomic environment. • Lower payment rates and a conservative liquidity strategy lead to modest asset decline. • In this scenario, RWAs experience a greater decline than asset levels as management credit actions, lower spending and increased losses lead to lower receivable balances, while increased holdings of liquid assets support higher levels of total balance sheet assets. RWAs enter a recovery period in late 2017. 50.9 45.7 43.2 41.7 43.4 41.5 41.8 42.9 47.7 48.2 62.8 61.2 61.0 61.0 61.0 59.7 59.7 59.8 60.6 60.4 20.0 30.0 40.0 50.0 60.0 70.0 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 2Q'17 3Q'17 4Q'17 1Q'18 Assets RWAs ($s in billions)

10 Supervisory Severely Adverse Scenario Results Actual 4Q 2015 and hypothetical stressed capital ratios and RWAs1 from 1Q 2016 through 1Q 2018 under the Supervisory Severely Adverse Scenario Stressed Capital Ratios Actual 4Q 2015 Ending 1Q 2018 Minimum Common Equity Tier 1 Capital Ratio (%)1 15.3% 15.7% 15.6% Tier 1 Risk-Based Capital Ratio (%) 1 15.3% 15.7% 15.6% Total Risk-Based Capital Ratio (%) 1 16.6% 17.0% 17.0% Tier 1 Leverage Ratio (%)2 13.0% 12.6% 12.0% RWAs ( $ in billions) Basel III standardized approach1 $50.9 $48.2 1 Capital Ratios and RWAs are calculated under the Basel III standardized approach consistent with the OCC’s capital transition rules. 2 Tier 1 Leverage Ratio is calculated as Tier 1 Capital as a percentage of total average assets, after certain adjustments.

11 Supervisory Severely Adverse Scenario Results Nine-quarter cumulative profit and loss metrics under the Supervisory Severely Adverse Scenario (1Q 2016 – 1Q 2018) $ in Billions % of Average Assets1 Pre-Provision Net Revenue2 $11.1 18.2% Less Provision for Loan Losses $10.4 Realized (Gains)/Losses on Securities (AFS/HTM) $0.0 Other Losses/(Gains) - Equals Net Income before Taxes $0.7 1.1% Memo items ($ in billions) OCI3 $0.0 1 Average assets is the nine-quarter average of total assets. Percent of Average Assets is calculated as nine-quarter cumulative PPNR and nine-quarter cumulative net income before tax divided by Average Assets. 2 PPNR includes total revenue (interest and non-interest income), net of interest expense and non-interest expense. Non-interest expense includes losses from operational risk events including credit card fraud losses. 3 OCI includes unrealized gains and losses on investments in debt and marketable equity securities held by the Bank that are available for sale, and post retirement benefit obligations, net of tax.

12 Supervisory Severely Adverse Scenario Results Nine-quarter cumulative loan losses by type of loans under the Supervisory Severely Adverse Scenario (1Q 2016 – 1Q 2018) 1 Portfolio loss rates calculated as the cumulative loan losses net of recoveries over nine quarters divided by average loan balances over nine quarters. 2 Credit card loan losses include losses on private label credit cards and Dual Cards. 3 Commercial and industrial loan losses include losses on private label credit cards and Dual Cards for small to mid-sized commercial customers. 4 Other consumer loan losses include losses on consumer installment loans. $ in Billions Portfolio Loss Rates1 Loan Losses $9.0 19.8% Credit Cards2 $8.7 20.1% Commercial and Industrial3 $0.1 14.3% Other Consumer4 $0.1 13.0% Other Loans $0.0 5.7%

13 15.3% 15.7% CET1 Ratio at 4Q15 Pre-Provision Net Revenue Provisions for Loan Losses Capital Actions Change in RWAs Other CET1 Ratio at 1Q18 16.6% 17.0% Total RBC Ratio at 4Q15 Pre-Provision Net Revenue Provisions for Loan Losses Capital Actions Change in RWAs Other Total RBC Ratio at 1Q18 Supervisory Severely Adverse Scenario Drivers of Pro Forma Capital Ratios Common Equity Tier 1 Capital Ratio Total Risk-Based Capital Ratio 1 “Other” includes changes in goodwill, intangibles, and accumulated OCI. 2 “Other” includes changes in goodwill, intangibles, accumulated OCI, and eligible ALLL. 13.6% (12.8)% (1.0)% 0.8% (0.2)% 13.6% (12.8)% (1.0)% 0.9% (0.3)% 1 2

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